UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2019

Zuora, Inc.
(Exact name of registrant as specified in its charter)

	Delaware	001-38451	20-5530976
	(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	3050 South Delaware Street, Suite 301, San Mateo, California		94403
	(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (800) 425-1281
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Agreement

On March 19, 2019, Zuora, Inc. (“Zuora”) entered into an office lease (the “Lease”) with 101 Redwood Shores LLC (the “Landlord”) for the building located at 101 Redwood Shores Parkway, Redwood City, California containing approximately 100,328 rentable square feet in order to move its headquarters from its current location in San Mateo, California.

The lease term commences upon the earlier of the date Zuora moves in to the space (estimated to be in December 2019) or January 1, 2020, and will continue for a period of approximately ten years and seven months (the “Term”). The Lease includes an option to renew prior to the expiration of the Term for an additional seven years at the then current fair market value.

The initial monthly rental rate is $446,460 and will increase three percent (3%) each year during the Term, with seven months of free rent during months 6 through 12 in the first year. Zuora will be required to pay certain operating expenses specified in the Lease, including common area maintenance, utilities, taxes and insurance. The Lease includes various covenants, indemnities, defaults, termination rights, sublease and transfer rights, security deposit and other provisions customary for lease transactions of this nature.

The Lease is furnished as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference. The foregoing description of the Lease does not purport to be complete and is qualified in its entirety by reference to the Lease.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibit is furnished as part of this report:

Exhibit Number	Description
10.1	Lease Agreement, dated March 19, 2019, by and between Zuora, Inc., and 101 Redwood Shores LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZUORA, INC.
(Registrant)
Dated: March 21, 2019	By:	/s/ Jennifer Pileggi
Jennifer Pileggi
Senior Vice President, General Counsel and Corporate Secretary